Vesper U.S. Large Cap Short-Term Reversal Strategy ETF

Schedule of Investments

November 30, 2022 (Unaudited)

Description	Shares	Fair Value

COMMON STOCK†† — 99.5%

Communication Services — 4.0%
T-Mobile US*	19,400	$2,938,324

Consumer Discretionary — 8.0%
Aptiv*	27,729	2,957,852
Dollar General	11,535	2,949,269
		5,907,121
Consumer Staples — 19.9%
Archer-Daniels-Midland	30,143	2,938,942
Costco Wholesale	5,453	2,940,530
Hershey	12,593	2,961,496
Keurig Dr Pepper	76,292	2,950,212
PepsiCo	15,877	2,945,342
		14,736,522
Energy — 11.8%
Occidental Petroleum	42,138	2,928,170
Phillips 66	26,977	2,925,386
Valero Energy	21,797	2,912,515
		8,766,071
Health Care — 12.0%
AbbVie	18,277	2,945,887
Cardinal Health	36,971	2,963,965
West PharmaceuticalServices	12,539	2,942,402
		8,852,254
Industrials — 39.8%
Cintas	6,364	2,938,768
Cummins	11,678	2,933,047
Eaton	18,003	2,942,590
Emerson Electric	30,797	2,949,429
Illinois Tool Works	12,990	2,954,835
Ingersoll Rand	54,638	2,948,813
Johnson Controls International	44,170	2,934,655
Rockwell Automation	11,110	2,935,484
United Parcel Service, Cl B	15,627	2,964,911
WW Grainger	4,877	2,941,123
		29,443,655
Information Technology — 4.0%
Analog Devices	17,206	2,957,883

Total Common Stock
(Cost $73,593,497)		73,601,830

Total Investments - 99.5%
(Cost $73,593,497)		$73,601,830

Percentages are based on net assets of $73,956,018.

††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.

Cl — Class

As of November 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information regarding the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund’s most recent semiannual and annual financial statements.

VES-QH-001-0900